UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

THE RBB FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The RBB Fund, Inc.

Perimeter Small Cap Growth Fund

June     , 2011

Dear Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders of the Perimeter Small Cap Growth Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”) to vote on an important proposal affecting the Fund: to approve a new investment advisory agreement between the Company, on behalf of the Fund, and the Fund’s investment adviser, Perimeter Capital Management (the “Adviser”).

As discussed in more detail in the enclosed Proxy Statement, the current investment advisory agreement is expected to terminate during the third calendar quarter of 2011 or shortly thereafter due to a proposed change in control of the Adviser (the “Proposed Transaction”).  To avoid disruption of the Fund’s investment management program, the Board of Directors of the Company (the “Board”) approved a new advisory agreement for the Fund on May 18, 2011.  The proposed new advisory agreement is identical to the current advisory agreement with respect to the services provided by the Adviser to the Fund, has the identical fee structure and would simply continue the relationship between the Fund and the Adviser.  Approval of the new advisory agreement will not result in any change in the amount of fees you pay as a shareholder in the Fund.  In addition, the personnel of the Fund that are currently providing services to the Fund are not expected to change as a result of the Proposed Transaction.  The Company’s Board believes that the proposal is in the Fund’s and your best interests.

The following are important facts about the new advisory agreement:

•  The number of shares you own and the value of those shares are not affected.

•  The advisory fees applicable to the Fund have not increased.

•  The investment objective and policies of the Fund have not changed.

The question and answer section that begins on the front cover of the enclosed Proxy Statement discusses the proposal that requires shareholder approval.  The Proxy Statement itself provides greater detail about the proposal, why it is being made and how it applies to the Fund.  The Company’s Board recommends that you read the enclosed materials carefully and vote in favor of the proposal.

You may choose one of the following options to vote:

•  Mail: Complete and return the enclosed proxy card(s).

•  Internet: Access the Web site shown on your proxy card(s) and follow the online instructions.

•  Telephone (automated service): Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

•  Telephone (to speak to a live representative): 1-800-870-0653.

•  In person: Attend the special shareholder meeting on July 29, 2011.

Your vote is very important to us.  Whichever method you choose, please be sure to cast your vote as soon as possible.  Even if you plan to attend the special meeting of shareholders, you can vote in advance using one of the other methods.

If we do not hear from you by           , 2011, our proxy solicitor may contact you.  Thank you for your response and for your continued investment with the Fund.

Respectfully,

Salvatore Faia
President

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matter affecting the Fund that requires a shareholder vote.

Questions & Answers

Q.  Why am I receiving this proxy statement?

A.  The advisory agreement between The RBB Fund, Inc. (the “Company”), on behalf of the Perimeter Small Cap Growth Fund (the “Fund”), and Perimeter Capital Management (the “Adviser”), is expected to terminate because the Adviser plans to pay the balance of its current promissory note to Rosemont Investment Partners LLC (“Rosemont”), a former investor in the Adviser, during the third calendar quarter of 2011 or shortly thereafter, at which time Rosemont will relinquish the two seats it currently holds on the Adviser’s board of managers (the “Proposed Transaction”).

This change in control would be considered to be an assignment, automatically terminating the advisory agreement between the Company, on behalf of the Fund, and the Adviser in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as the Company.  Upon consummation of the Proposed Transaction, the Adviser will continue to provide investment advisory services to the Fund pursuant to an advisory agreement approved by the Company’s Board of Directors on May 18, 2011, provided that such advisory agreement has been approved by Fund shareholders.  The members of the Board of Directors, including all of the Directors who are not “interested persons” as defined in the 1940 Act (the “Independent Directors”) of the Company, recommend that you vote FOR the approval of the new advisory agreement.

Q.  What will happen if shareholders do not approve the new advisory agreement?

A.  If shareholders do not approve the new advisory agreement and the Proposed Transaction occurs, then the Fund’s advisory agreement will terminate upon the date of the consummation of the Proposed Transaction, and the Board of Directors will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) entering into an interim advisory agreement that will be effective for up to 150 days following the date of the consummation of the Proposed Transaction, or the recommendation of one or more other advisers, subject to approval by the Directors and Fund shareholders.

Q.  How will the new advisory agreement affect the Fund?

A.  The Fund and its investment objective and policies will not change as a result of the new advisory agreement.  You will still own the same number of shares in the same Fund and the value of the investment will not change.  The new advisory agreement contains similar terms and conditions as the prior advisory agreement and is discussed in more detail in the enclosed Proxy Statement.

Q.  Will the investment advisory fee rate be the same upon approval of the new advisory agreement?

A.  Yes, the investment advisory fee rate applicable to the Fund under the new advisory agreement will be the same as the rate in effect prior to the assignment.

Q.  How does the Company’s Board of Directors recommend that I vote?

A.  After careful consideration, the members of the Company’s Board of Directors, including all of the Independent Directors, recommend that you vote in favor of the new advisory agreement.  The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation.”

Q.  Will the Fund pay for the proxy solicitation and related legal costs?

A.  No.  The Adviser has agreed to bear these costs.

Q.  When and where will the shareholders’ meeting be held?

A.  The shareholders’ meeting will be held at the Bellevue Corporate Center, 301 Bellevue Parkway, 2nd Floor, Wilmington, Delaware on July 29, 2011, at                   , Eastern time.

Q.  Do I have to attend the shareholders’ meeting in order to vote my shares?

A.  No.  You can simply mail in the enclosed proxy card(s) or use the telephone or internet procedures for voting your shares as set forth below.

Q.  How can I vote my shares?

A.  You may choose from one of the following options, as described in more detail on the enclosed proxy card(s):

•  By mail, using the enclosed proxy card(s) and return envelope;

•  By telephone, using the toll free number on the enclosed proxy card(s);

•  Through the Internet, using the website address on the enclosed proxy card(s); or

•  In person at the shareholder meeting.

Q.  Whom should I call for additional information or if I have any questions about the enclosed Proxy Statement?

A.  Please call The Altman Group, the Fund’s proxy solicitors, at                                   .

THE RBB FUND, INC.

Perimeter Small Cap Growth Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Perimeter Small Cap Growth Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”) will be held at the Bellevue Corporate Center, 301 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809 on July 29, 2011, at                 , Eastern time, for the following purpose and to transact such other business, if any, as may properly come before the Meeting:

PROPOSAL:  For the shareholders of the Fund to approve a new investment advisory agreement by and between the Company, on behalf of the Fund, and the Fund’s investment adviser, Perimeter Capital Management (the “Adviser”), under which the Adviser will continue to act as investment adviser with respect to assets of the Fund on identical terms with respect to the services provided by the Adviser and the identical fee structure as the investment advisory agreement currently in effect.

The Company’s Board of Directors recommends that shareholders vote FOR this Proposal.

Holders of record of shares of the Fund at the close of business on June 10, 2011 are entitled to vote at the Meeting and at any adjournments or postponements thereof.  Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares of the Fund that are represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR a proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST a proposal against any such adjournment.  The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors,

Salvatore Faia
President

Wilmington, Delaware
June     , 2011

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital.  We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card).  Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations.  If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

June     , 2011

The RBB Fund, Inc.

Perimeter Small Cap Growth Fund

103 Bellevue Parkway, 4th Floor
Wilmington, Delaware 19809

PROXY STATEMENT

This Proxy Statement is being furnished to the holders of shares of common stock of the Perimeter Small Cap Growth Fund (the “Fund”) in connection with the solicitation by the Board of Directors of The RBB Fund, Inc. (the “Company”) of proxies to be used at a Special Meeting of Shareholders (the “Meeting”) of the Fund to be held on July 29, 2011, at                         , Eastern time, at the Bellevue Corporate Center, 301 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809.  The Company is an open-end management investment company, organized as a Maryland corporation, and the Fund is a separate investment portfolio of the Company.  As used in this Proxy Statement, the Fund’s shares are referred to as “Shares.”

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about June     , 2011, or as soon as practicable thereafter.  A copy of the Proxy Statement is available online at                           .

The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile or personal interview.  If votes are recorded by telephone, the proxy solicitor will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their Shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the Adviser. The Altman Group has been hired to assist in the proxy solicitation.  Estimated proxy solicitation expenses total approximately $                .  In addition to the solicitation by mail, certain officers and representatives of the Company, officers and employees of the Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile, letter or other electronic means.

A proxy card is enclosed with respect to the Shares you own in the Fund.  If you return a properly executed proxy card, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon.  Each full Share is entitled to one vote and each fractional Share to a proportionate fractional vote.  The shareholders of the Fund will vote together as a single class.  If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

A free copy of the Fund’s annual report for the fiscal year ended August 31, 2011, or the Fund’s semi-annual report for the period ended February 28, 2011, is available by calling 1-888-968-4964 or online at http://perimeterfunds.onlineprospectus.net/perimeterfunds/SmallCapGrowth_I.

PROPOSAL

APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

 THE RBB FUND, INC., ON BEHALF OF THE PERIMETER SMALL CAP GROWTH FUND,

AND PERIMETER CAPITAL MANAGEMENT

The Company’s Board of Directors recommends that shareholders of the Fund vote FOR the approval of the New Advisory Agreement between the Company, on behalf of the Fund, and Perimeter Capital Management.

At the Meeting, shareholders of the Fund will be asked to approve a new advisory agreement between the Company, on behalf of the Fund, and Perimeter Capital Management (the “Adviser”).  The new advisory agreement (“New Advisory Agreement”) contains identical terms with respect to the services provided by the Adviser and the identical fee structure as the prior advisory agreement (the “Prior Advisory Agreement”), which was originally entered into on February 8, 2010.  Prior to February 8, 2010, the Adviser served as investment adviser to the Perimeter Small Cap Growth Fund, a portfolio of The Advisors’ Inner Circle Fund II (the “Predecessor Fund”), pursuant to an investment advisory agreement with The Advisors’ Inner Circle Fund II, on behalf of the Predecessor Fund.  On February 8, 2010, the Predecessor Fund was reorganized into the Fund.

The New Advisory Agreement will simply continue the relationship between the Fund and the Adviser.  The members of the Company’s Board of Directors, including all of those Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company (the “Independent Directors”), last approved the Prior Advisory Agreement on May 18, 2011 as part of its regular annual review process.  As discussed more fully below, approval of the New Advisory Agreement is necessary due to a proposed change in control of the Adviser.

Background

The Adviser has advised the Board of Directors of the Company that it plans to pay the balance of its current promissory note to Rosemont Investment Partners LLC (“Rosemont”), a former investor in the Adviser, during the third calendar quarter of 2011 or shortly thereafter, at which time Rosemont will relinquish the two seats it currently holds on the Adviser’s board of managers (the “Proposed Transaction”).  This change in control would be considered to be an assignment, automatically terminating the advisory agreement between the Adviser and the Company, on behalf of the Fund, in accordance with the 1940 Act.

To avoid disruption of the Fund’s investment management program, the Board of Directors approved a new advisory agreement (the “New Advisory Agreement”) on May 18, 2011.  The form of the New Advisory Agreement is attached hereto as Exhibit A.  The terms of the New Advisory Agreement are identical to the terms of the Prior Advisory Agreement with respect to services provided by the Adviser and has the identical fee structure.  The material terms of the New Advisory Agreement and Prior Advisory Agreement are compared below in “Summary of the New Advisory Agreement and Prior Advisory Agreement.”

If the Fund’s shareholders do not approve the New Advisory Agreement at the Meeting or at an adjournment of the Meeting, then the Adviser will no longer be the investment adviser of the Fund, in which case the Board of Directors will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) entering into an interim advisory agreement that will be effective for up to 150 days following the date of the consummation of the Proposed Transaction, or the recommendation of one or more other advisers, subject to approval by the Board of Directors and Fund shareholders.

Upon consummation of the Proposed Transaction, the Adviser will no longer be controlled by or affiliated with Rosemont.  However, the principal management of the Adviser will remain the same, and the portfolio manager for the Fund will not change upon consummation of the Proposed Transaction.

Compensation Paid to the Adviser

Under the Prior Advisory Agreement, the Adviser is entitled to receive a monthly advisory fee computed at an annual rate of 0.90% of the Fund’s average daily net assets in return for the services provided by the Adviser as investment adviser to the Fund. The fee structure under the New Advisory Agreement will be identical to the fee structure under the Prior Advisory Agreement.  For the fiscal year ended July 31, 2010, the Predecessor Fund and the Fund paid the Adviser investment advisory fees (after waivers and expense reimbursements) at the effective annual rate of 0.84% and for the period from August 1, 2010 through August 31, 2010 the Fund paid the Adviser investment advisory fees (after waivers and expense reimbursements) at the effective annual rate of 0.78% (in each case, expressed as a percentage of average net assets).

Information about the Adviser

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Adviser’s principal offices are located at Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328.  As of April 30, 2011, the Adviser managed approximately $2.0 billion of investment assets.  The Adviser is controlled by Perimeter Capital Management, LLC, which is organized as an employee-owed limited liability company.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of the Adviser as of December 31, 2010.  Each individual’s address is c/o Perimeter Capital Management, Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328.

Name	Principal Occupation with Adviser
G. Bradley Ball	Managing Partner and Chief Executive Officer
Mark D. Garfinkel, CFA	Managing Partner and Chief Investment Officer
Christopher J. Paolella	Managing Partner, Director of Marketing & Consultant Relations
Adam C. Stewart, CFA	Partner, Director of Trading and Chief Compliance Officer
Theresa N. Benson	Partner, Director of Third-Party Distribution & Consultant Relations

There were no brokerage commissions paid by the Fund to affiliated brokers of the Adviser for the Fund’s fiscal year ended July 31, 2010 or for the period from August 1, 2010 through August 31, 2010.

Summary of the New Advisory Agreement and the Prior Advisory Agreement

A copy of the New Advisory Agreement is attached hereto as Exhibit A.  The following description is only a summary; however, all material terms of the New Advisory Agreement have been included in this summary.  You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.  The investment advisory services to be provided by the Adviser under the New Advisory Agreement and the fee structure are identical to the services currently provided by the Adviser and the fee structure under the Prior Advisory Agreement.

Advisory Services.  Both the New Advisory Agreement and Prior Advisory Agreement state that, subject to the supervision of the Board of Directors of the Company, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund, (ii) the determination from time to time of the securities and other investments to be purchased, retained or sold for the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund.  In both the New Advisory Agreement and Prior Advisory Agreement, the Adviser further agrees that it will render to the Company’s Board of Directors such periodic and special reports regarding the performance of its duties as the Board may reasonably request and will provide to the Company (or its agents and service providers) prompt and accurate data with respect to the Fund’s transactions and, where not otherwise available, the daily valuation of securities in the Fund.

Brokerage.  Both the New Advisory Agreement and the Prior Advisory Agreement provide that (i) the Adviser, subject to its obligation to obtain best price and execution, shall have full discretion to select brokers or dealers to effect the purchase and sale of securities, (ii) in selecting brokers or dealers to execute orders for the purchase and sale of securities, the Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund directly or indirectly, and (iii) without limiting the generality of the foregoing, the Adviser is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by the Adviser, provided that the Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Adviser’s overall responsibilities with respect to accounts as to which the Adviser exercises investment discretion.

Management Fees.  Both the New Advisory Agreement and Prior Advisory Agreement contain the identical fee structure based on the Fund’s average daily net assets.

Duration and Termination.  The Prior Advisory Agreement provides that it will continue in effect until August 16, 2012, the New Advisory Agreement provides that it will continue in effect until August 16, 2013, and both the New Advisory Agreement and the Prior Advisory Agreement provide that they shall continue in effect for successive annual periods ending on August 16, subject to annual approval as required by the 1940 Act.  Both the New Advisory Agreement and the Prior Advisory Agreement may be terminated at any time, on sixty (60) days prior written notice, by the Company (by vote of the Company’s Board of Directors or by vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon sixty (60) days prior written notice.

Payment of Expenses.  Both the New Advisory Agreement and the Prior Advisory Agreement provide that the Adviser will pay all expenses incurred by it in connection with its activities under the Agreement, that the Fund shall bear all of its own expenses not specifically assumed by the Adviser, and that general expenses of the Company not readily identifiable as belonging to the Fund or another investment portfolio of the Company shall be allocated among all the investment portfolios of the Company in such a manner as the Company’s Board of Directors determines to be fair and equitable.

Limitation on Liability and Indemnification.  Both the New Advisory Agreement and the Prior Advisory Agreement provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the particular Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the particular Agreement (“disabling conduct”).  Both the New Advisory Agreement and the Prior Advisory Agreement provide that the Fund will indemnify the Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Adviser.

Board Approval and Recommendation

In reaching its decision to approve the New Advisory Agreement, the Directors, including all of the Independent Directors, met at their regular meeting held on May 18, 2011 with management of the Adviser.  In the course of their review, the Directors, with the assistance of independent counsel, considered their legal responsibilities with regard to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the quality of services provided to the Fund and the Predecessor Fund; (2) the performance of the Fund and the Predecessor Fund; (3) the fact that the Proposed Transaction is not expected to affect the manner in which the Fund is advised; (4) the fact that the current investment management team will continue to manage the Fund; (5) the fact that the fee structure under the New

Advisory Agreement would be identical to the fee structure under the Prior Advisory Agreement; and (6) other factors deemed relevant.

The Directors also evaluated the New Advisory Agreement in light of information they had requested and received from the Adviser prior to the May 18, 2011 meeting.   The Directors reviewed these materials with management of the Adviser and independent counsel to the Directors.  The Independent Directors also discussed the New Advisory Agreement with counsel in an executive session, at which no representatives of the Adviser were present.  The Directors considered whether the New Advisory Agreement would be in the best interests of the Fund and its shareholders and the overall fairness of the New Advisory Agreement.  Among other things, the Directors reviewed information concerning: (1) the nature, extent and quality of the services provided by the Adviser; (2) the Fund’s investment performance; (3) the cost of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been or will be realized as the Fund grows; and (5) the extent to which fee levels reflect the economies of scale, if any, for the benefit of the Fund’s shareholders.  In their deliberations, the Directors did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Director attributed different weights to the various factors.

Nature, Extent and Quality of Services Provided to the Fund.  The Directors evaluated the nature, extent and quality of the services that the Adviser would provide under the New Advisory Agreement, which are the same services that the Adviser provides under the Prior Advisory Agreement, on the basis of the functions that the Adviser performs, and the quality and stability of the staff committed to those functions, the Adviser’s Form ADV, the Adviser’s favorable compliance record and financial condition and its background and history in providing services to the Fund under the Prior Advisory Agreement.  The Directors considered the Adviser’s disciplined investment decision-making process used for the Fund.    The Directors also considered the fact that the Adviser has not experienced any significant legal, compliance or regulatory difficulties.  Based on the information provided and the Directors’ prior experience with the Adviser, the Directors concluded that the nature and extent of the services that the Adviser will provide under the New Advisory Agreement, as well as the quality of those services, would be satisfactory.

The Directors took into account that there will be no changes (including changes to the fee structure) that will adversely impact the Adviser’s ability to provide the same quality of services as were provided in the past; the New Advisory Agreement is substantially identical to the Prior Advisory Agreement; the principals of the Adviser would remain the same following the change in control; the Adviser would be sufficiently capitalized following the Proposed Transaction to continue its operations; there are no material litigation, or regulatory, or administrative proceedings pending against the Adviser or its principal executive officers related to services that the Adviser provides to the Fund alleging violations of securities or related laws, fraudulent conduct, breach of fiduciary duty, or similar violations; there are no pending regulatory inquiries by the SEC or other regulators involving the Adviser related to services that the Adviser provides to the Fund; there are no material compliance issues or material changes to compliance policies and procedures since the approval of the Prior Advisory Agreement; the Fund would not bear any expenses related to the Proposed Transaction, including expenses related to the proxy statement, and any costs of indemnifying its officers, directors or agents with respect to the costs of any litigation or regulatory action arising in connection with the Proposed Transaction; and there are no planned fee increases for the Fund over the next two years.

Section 15(f) of the 1940 Act.  The Directors also considered whether the arrangements between the Adviser and the Fund comply with the conditions of Section 15(f) of the 1940 Act.  Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met.  First, for a period of three years after closing of the transaction, at least 75% of the board members of the Company cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.  Second, an “unfair burden” must not be imposed upon the Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.  The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund).

Consistent with the first condition of Section 15(f), the Adviser has represented it is not aware of any current plans to reconstitute the Board of Directors of the Company following the Proposed Transaction.  Thus, at least 75% of the Directors would not be “interested persons” (as defined in the 1940 Act) of the Adviser for a period of three years after closing of the Proposed Transaction and would be in compliance with this provision of Section 15(f).  With respect to the second condition of Section 15(f), the Adviser has represented that the Proposed Transaction will not have an economic impact on the Adviser’s ability to provide services to the Fund and no fee increases are contemplated.  Thus, the Proposed Transaction will not result in an “unfair burden” (as defined in Section 15(f)) during the two-year period following the closing of the Proposed Transaction.  The Adviser has represented that neither the Adviser nor any interested person of the Adviser will receive any compensation from the Fund or its shareholders, except as permitted pursuant to Section 15(f).

Costs of Services Provided and Profits Realized by the Adviser.  The Directors examined the fee and expense information for the Fund, including a comparison of such information to other similarly situated mutual funds as determined by Lipper Inc. (“Lipper”).  The Directors also examined the total expense ratio of the Fund relative to the other mutual funds in its Lipper category.

The Directors reviewed financial information provided by the Adviser, including information concerning its costs in providing services to the Fund and its profitability.  The Directors next considered that the contractual management fees and the actual management fees for the Fund were lower than the median of the Fund’s Lipper peer group.  The Directors then noted that the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses to the extent that the Fund’s total annual operating expenses (other than acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) exceed 1.35% and 1.10% of the average daily net assets of the Fund’s Investor Class Shares and I Shares, respectively through December 31, 2011.  The Directors also noted the Adviser had orally agreed to extend these contractual fee waivers through at least December 31, 2012.

Based on the information provided, the Directors concluded that the amount of advisory fees that the Fund currently pays, and will pay under the New Advisory Agreement, to the Adviser is reasonable in light of the nature and quality of the services provided.

Investment Performance of the Fund.  The Directors reviewed information prepared by Lipper as of February 28, 2011 concerning the Fund’s investment performance, both absolutely as well as compared to other funds in its peer group.  The Directors also considered the Adviser’s quarterly portfolio reviews explaining the Fund’s performance, the Adviser’s consistent and disciplined investment decision process and the investment strategies it employs for the Fund.  After considering all of the information, the Directors concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from the Adviser’s continued investment management services.

Economies of Scale and Fee Levels Reflecting Those Economies.  In considering the overall fairness of the New Advisory Agreement, the Directors assessed the degree to which economies of scale that would be expected to be realized if the Fund’s assets increase as well as the extent to which fee levels would reflect those economies of scale for the benefit of the Fund’s shareholders.  The Directors determined that the fee schedule in the New Advisory Agreement is reasonable and appropriate.

Other Benefits to the Adviser.  In addition to the above factors, the Directors also discussed other benefits received by the Adviser from its management of the Fund, including, without limitation, possible soft dollar benefits and the ability to market its advisory services for similar products in the future.

Based on all of the information presented to and considered by the Directors and the conclusions that it reached, the Directors approved the New Advisory Agreement on the basis that its terms and conditions are fair to, and in the best interests of, the Fund and its shareholders.

Based on all of the foregoing, the Directors recommend that shareholders of the Fund vote FOR the approval of the New Advisory Agreement.

ADDITIONAL INFORMATION

Record Date.  Only shareholders of record at the close of business on June 10, 2011 (the “Record Date”) will be entitled to vote at the Meeting and at any adjournment thereof.  As of the Record Date, there were                    shares of the Fund issued and outstanding, comprised of                      Investor Class Shares and                  I Shares.

Required Vote and Voting Information.  The approval of the Proposal described above requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), which means the lesser of (1) the holders of 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the proposed Fund are present in person or by proxy or (2) more than 50% of the outstanding Shares of the Fund (the “1940 Act voting requirement”).

The presence in person or by proxy of the holders of one-third of the Shares entitled to vote shall constitute a quorum for the transaction of business at the Meeting.  However, more than 50% of such Shares must be represented at the meeting in order to satisfy the 1940 Act voting requirement.  For purposes of determining the presence of a quorum, abstentions, broker “non-votes” or withheld votes will be counted as present.  Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Proposal.  Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as abstentions.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy.

Other Matters.  No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

Principal Holders of the Portfolio’s Shares.  As of the Record Date, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding Shares of the Fund as indicated below.

[to be added by amendment]

Security Ownership of Management.  As of the Record Date, [none of the Company’s directors or officers owned any Shares of the Fund.]

Administrator and Distributor.  BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund’s administrator and BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Fund’s principal underwriter.

Procedures for Shareholder Communications with the Board.  The Company’s Board of Directors will receive and review written correspondence from shareholders.  Shareholders may address correspondence to individual Directors or to the full Board at the Company’s principal business address.  The Board or an individual Director will respond to shareholder correspondence in a manner that the Board or Director deems appropriate given the subject matter of the particular correspondence.

The Company maintains copies of all correspondence addressed to individual Directors or the Board.  Copies of all such correspondence are forwarded promptly to an individual Director or the Board, as applicable.  The Company responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Director or the Board, and communicates such response to the Board or Director to whom the correspondence was addressed.

Shareholder Proposals.  The Company does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law.  Under the Company’s By-Laws, shareholders owning in the aggregate 10% of the outstanding Shares of all classes of the Company have the right to call a meeting of shareholders to consider the removal of one or more Directors.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Company at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its consideration at the meeting.

Dated:  June     , 2011

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE.  YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Exhibit A

INVESTMENT ADVISORY AGREEMENT

Perimeter Small Cap Growth Fund

AGREEMENT made as of                   , 2011, between THE RBB FUND, INC., a Maryland corporation (herein called the “Fund”), and PERIMETER CAPITAL MANAGEMENT, a Delaware limited liability company (herein called the “Investment Adviser”).

WHEREAS, the Fund is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “1940 Act”) and currently offers or proposes to offer shares representing interests in separate investment portfolios; and

WHEREAS, the Fund desires to retain the Investment Adviser to render certain investment advisory services to the Fund with respect to the Fund’s Perimeter Small Cap Growth Fund (the “Portfolio”), and the Investment Adviser is willing to so render such services; and

WHEREAS, the Board of Directors of the Fund and the shareholders of the Portfolio have approved this Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 1.                              Appointment.  The Fund hereby appoints the Investment Adviser to act as investment adviser for the Portfolio for the period and on the terms set forth in this Agreement.  The Investment Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

SECTION 2.                              Delivery of Documents.  The Fund has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

(a)                                  Resolutions of the Board of Directors of the Fund authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement;

(b)                                 A prospectus and statement of additional information relating to each class of shares representing interests in the Portfolio of the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the “Prospectus” and “Statement of Additional Information,” respectively).

The Fund will promptly furnish the Investment Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

In addition to the foregoing, the Fund will also provide the Investment Adviser with copies of the Fund’s Charter and By-laws, and any registration statement or service contracts related to the Portfolio, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.

SECTION 3.                              Management.  Subject to the supervision of the Board of Directors of the Fund, the Investment Adviser will provide for the overall management of the Portfolio including (i) the provision of a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Fund for the Portfolio, and (iii) the placement from time to time of orders for all purchases and sales made for the Portfolio.  The Investment Adviser will provide the services rendered by it hereunder in accordance with the Portfolio’s investment objectives, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has actual notice or knowledge of any changes by the Board of Directors to such investment objectives, restrictions or policies.  The Investment Adviser further agrees that it will render to the Fund’s Board of Directors such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request.  The Investment Adviser agrees to provide to the Fund (or its agents and service providers) prompt and accurate data with respect to the Portfolio’s transactions and, where not otherwise available, the daily valuation of securities in the Portfolio.

SECTION 4.                              Brokerage.  Subject to the Investment Adviser’s obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities.  When the Investment Adviser places orders for the purchase or sale of securities for the Portfolio, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Portfolio directly or indirectly.  Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause the Portfolio to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Portfolio or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser’s overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion.  The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients.  In no instance will the Portfolio’s securities be purchased from or sold to the Fund’s principal underwriter, the Investment Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

The Investment Adviser shall report to the Board of Directors of the Fund at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Fund and the Investment Adviser’s other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term, and that such commissions were paid in compliance with Section 28(e) of the Securities Exchange Act of 1934.

SECTION 5.                              Conformity with Law; Confidentiality.  The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder.  The Investment Adviser will treat confidentially and as proprietary information of the Fund all records and other information relating to the Fund and prior, present or potential shareholders (except with respect to clients of the Investment Adviser) and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund. Where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Fund, the Investment Adviser may comply with such request prior to obtaining the Fund’s written approval, provided that the Investment Adviser has taken reasonable steps to promptly notify the Fund, in writing, upon receipt of the request.

SECTION 6.                              Services Not Exclusive.  The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Portfolio or the Fund.

Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its directors, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account.  The Fund acknowledges that the Investment Adviser and its directors, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Portfolio.  The Investment Adviser shall have no obligation to acquire for the Portfolio a position in any investment which the Investment Adviser, its directors, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

The Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder.  Further, the Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act.  The Investment Adviser agrees that this Section 6 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

SECTION 7.                              Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request.  The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

SECTION 8.                              Expenses.  During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.  The Portfolio shall bear all of its own expenses not specifically assumed by the Investment Adviser.  General expenses of the Fund not readily identifiable as belonging to an investment portfolio of the Fund shall be allocated among all investment portfolios by or under the direction of the Fund’s Board of Directors in such manner as the Board determines to be fair and equitable.  Expenses borne by the Portfolio shall include, but are not limited to, the following (or the Portfolio’s share of the following):  (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by the Investment Adviser; (c) filing fees and expenses relating to the registration and qualification of the Fund and the Portfolio’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Fund’s directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or the Portfolio for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy materials that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and directors’ meetings; (o) costs of independent pricing services to value the Portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Fund to its directors and officers.  Distribution expenses, transfer agency expenses, expenses of preparing, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Portfolio are allocated to such class.

SECTION 9.                              Voting.  The Investment Adviser shall have the authority to vote as agent for the Portfolio, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Portfolio’s assets may be invested from time to time, subject to such policies and procedures as the Board of Directors of the Fund may adopt from time to time.

SECTION 10.                        Reservation of Name.  The Investment Adviser shall at all times have all rights in and to the Portfolio’s name and all investment models used by or on behalf of the Portfolio.  The Investment Adviser may use the Portfolio’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder and the Fund shall execute and deliver any and all documents required to indicate the consent of the Fund to such use.  The Fund hereby agrees that in the event that neither the Investment Adviser nor any of its affiliates acts as investment adviser to the Portfolio, the name of the Portfolio will be changed to one that does not contain the name “Perimeter” or otherwise suggest an affiliation with the Investment Adviser.

SECTION 11.                        Compensation.

(a)                                  For the services provided and the expenses assumed pursuant to this Agreement with respect to the Portfolio, the Fund will pay the Investment Adviser from the assets of the Portfolio and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rate of 0.90% of the Portfolio’s average daily net assets.  For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.

(b)                                 The fee attributable to the Portfolio shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.  The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Portfolio for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser.

SECTION 12.                        Limitation of Liability.  The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”).  The Portfolio will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser.  Indemnification shall be made only following:  (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Portfolio who are neither “interested persons” of the Fund nor parties to the proceeding (“disinterested non-party directors”) or (b) an independent legal counsel in a written opinion.  The Investment Adviser shall be entitled to advances from the Portfolio for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law.  The Investment Adviser shall provide to the Portfolio a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Portfolio has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met.  In addition, at least one of the following additional conditions shall be met:  (a) the Investment Adviser shall provide a security in form and amount acceptable to the Portfolio for its undertaking; (b) the Portfolio is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification.  Any amounts payable by the Portfolio under this Section 12 shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.

The limitations on liability and indemnification provisions of this Section 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser’s rights to the Portfolio’s name.  The Investment Adviser shall indemnify and hold harmless the Fund and the Portfolio for any claims arising from the use of the term “Perimeter” in the name of the Portfolio.

SECTION 13.                        Duration and Termination.  This Agreement shall become effective with respect to the Portfolio as of the date first above written and, unless sooner terminated as provided herein, shall continue with respect to the Portfolio until August 16, 2013. Thereafter, if not terminated, this Agreement shall continue with respect to the Portfolio for successive annual periods ending on August 16, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated with respect to the Portfolio by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days’ prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 60 days’ prior written notice to the Fund. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meaning as such terms have in the 1940 Act).

SECTION 14.                        Amendment of this Agreement.  No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting the Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

SECTION 15.                        Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

SECTION 16.                        Notice.  All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to the Fund:

The RBB Fund, Inc.

Bellevue Corporate Center

301 Bellevue Parkway

Wilmington, Delaware 19809

Attention:  Salvatore Faia

Fax:  302-791-4830

If to the Investment Adviser:

Perimeter Capital Management

Six Concourse Parkway, Suite 3300

Atlanta, GA 30328

Attention: George B. Ball, President

Fax:

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the fifth (5th) Business Day after the date of mailing thereof.

SECTION 17.                        Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 18.                        Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

THE RBB FUND, INC.

By:
Salvatore Faia
President

PERIMETER CAPITAL MANAGEMENT

By:
Name:
Title:

PROXY

Perimeter Small Cap Growth Fund

(An Investment Portfolio of The RBB Fund, Inc.)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF SHAREHOLDERS

July 29, 2011

This Proxy is solicited on behalf of the Board of Directors of The RBB Fund, Inc. (the “Company”) for the Special Meeting of Shareholders (the “Meeting”) and related to the proposal with respect to the Company’s Perimeter Small Cap Growth Fund (the “Fund”).  The undersigned hereby appoints Salvatore Faia, Joel Weiss, James Shaw and Jennifer Rogers, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at                (Eastern time), on July 29, 2011, at the Bellevue Park Corporate Center, 301 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809, and any adjournment(s) thereof.  In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) thereof.

YOUR VOTE IS IMPORTANT.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED.  UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.  THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

VOTE BY PHONE, INTERNET OR MAIL

PHONE:  CALL TOLL-FREE [                          ]

INTERNET:  [                          ]

MAIL:            RETURN YOUR SIGNED AND DATED BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

Proposal :  To approve a new investment advisory agreement by and between The RBB Fund, Inc., on behalf of the Fund, and the Fund’s investment adviser, Perimeter Capital Management (the “Adviser”), under which the Adviser will continue to act as investment adviser with respect to assets of the Fund on identical terms with respect to the services provided by the Adviser and the identical fee structure as the investment advisory agreement currently in effect:

FOR	AGAINST	ABSTAIN

☐	☐	☐

Unless otherwise specified in the blocks provided, the undersigned’s vote will be cast FOR the proposal above.  The Board of Directors of The RBB Fund, Inc. recommends that you vote FOR the proposals set forth above.

If you should have any questions about the proxy material or the execution of your vote, simply call [                          ] between the hours of 10 a.m. and 10 p.m. Eastern Standard Time. Representatives will be happy to assist you.  Please have this proxy card available at the time of the call.

Your vote is important, no matter how many shares you own.  You may receive additional proxies for other accounts.  These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

Please sign exactly as name(s) appears above.  If shares are held in the name of joint owners, each should sign.  If signing as an attorney-in-fact, executor, administrator, trustee, guardian or in some other representative capacity you should so indicate.  If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED June     , 2011, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Signature and Titles, if applicable	Date

Signature (Joint Owners)	Date